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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): June 27, 2005

                                      Wyeth

            (Exact name of registrant as specified in its charter)


          Delaware                    1-1225                   13-2526821
(State or other jurisdiction     (Commission File             (IRS Employer
     of incorporation)                Number)              Identification No.)

Five Giralda Farms, Madison, New Jersey                           07940
(Address of Principal Executive Offices)                       (Zip Code)

        Registrant's telephone number, including area code: 973-660-5000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.  Regulation FD Disclosure

     Attached hereto as Exhibit 99 is a press release, dated June 27, 2005, relating to the Company's 2005 Earnings Guidance which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

99   Press Release, dated June 27, 2005, regarding Wyeth's 2005 Earnings
     Guidance.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WYETH

                                         By:   /s/ Kenneth J. Martin
                                                   Kenneth J. Martin
                                               Executive Vice President and
                                               Chief Financial Officer
                                               (Duly Authorized Signatory)


Dated:  June 27, 2005
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                                  EXHIBIT INDEX

Exhibit No. Description

   99 Press Release, dated June 27, 2005, regarding Wyeth's 2005 Earnings Guidance.